Exhibit 32.2

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Meruelo Maddux Properties, Inc. on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fred Skaggs, Chief Financial Officer of MMPI, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report, containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MMPI.

August 13, 2007

/s/ FRED SKAGGS
Fred Skaggs
Chief Financial Officer